NEBRASKA TAX FREE INCOME FUND
WNTFX

Summary Prospectus

July 31, 2024

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated July 31, 2024 and as currently filed with the U.S. Securities and Exchange Commission, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus and other information about the Fund online at https://weitzinvestments.com/resources/product-literature/default.fs. You can also get this information at no cost by calling 888-859-0698 or by sending an e-mail request to clientservices@weitzinvestments.com.

Investment Objective

The investment objective of the Fund is current income that is exempt from both federal and Nebraska personal income taxes, consistent with the preservation of capital.

Fees and Expenses of the Fund

The tables below describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

SHAREHOLDER FEES
(fees paid directly from your investment)
Maximum sales charge (load) on purchase	None
Maximum deferred sales charge (load)	None
Redemption fee	None
ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.40%
Distribution (12b-1) fees	None
Other expenses*	0.67%
Acquired Fund Fees	0.01%
Total annual fund operating expenses*	1.08%
Fee waiver and/or expense reimbursement(1)*	(0.62)%
Total annual fund operating expenses after fee waiver and/or	0.46%
expense reimbursement*

(1) The investment adviser has agreed in writing to waive its fees and reimburse certain expenses (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) to limit the total annual fund operating expenses to 0.45% of the Fund’s average daily net assets through July 31, 2025. This agreement may only be terminated by the Board of Trustees of the Fund.

* Due to new agreements entered into by the Funds, Other expenses, Total annual fund operating expenses and Fee Waiver and/or expense reimbursement have been estimated to reflect the new fee arrangements in these agreements and may differ from the Fund’s financial highlights in the annual report.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the periods indicated and then redeem in full at the end of each of the periods indicated. The example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same each year.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$47	$282	$535	$1,261

Weitz Funds – Nebraska Tax Free Income Fund

Portfolio Turnover

The Fund pays transactions costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 5% of the average value of the portfolio.

Principal Investment Strategies

The Fund seeks to achieve its objectives by investing, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in municipal securities that generate income exempt from Nebraska state income tax and from federal income tax, or in open or closed-end mutual funds which in turn invest in municipal securities, generally. The Fund may also invest up to 20% of its net assets in securities that pay interest that may be subject to the federal alternative minimum tax and, although not anticipated, in securities that pay taxable interest. The Fund will invest primarily in investment-grade securities (we consider investment grade to mean rated at least BBB- by one or more nationally recognized credit ratings firms). The Fund may also invest up to 20% of its total assets in unrated or non-investment grade securities (non-investment grade securities are commonly referred to as “junk bonds”). The Fund may invest in derivatives instruments, such as options, futures contracts, including interest rate futures, and options on futures. These investments will typically be made for investment purposes consistent with the Fund’s investment objective and may also be used to mitigate or hedge risks within the portfolio or for the temporary investment of cash balances. These derivative instruments will count toward the Fund’s 80% policy to the extent they have economic characteristics similar to the securities included within that policy.

Although the Fund has no limitations on the maturities of individual securities, the average dollar-weighted maturity of the Fund is generally expected to be less than ten years. We select debt securities whose yield is sufficiently attractive in view of the risks of ownership. In deciding whether the Fund should invest in particular debt securities, we consider a number of factors such as price, coupon and yield-to-maturity, as well as the credit quality of the issuer. In addition, we review the terms of the debt security, including subordination, default, sinking fund, and early redemption provisions.

If we determine that circumstances warrant, a greater portion of the Fund’s portfolio may be retained in cash and cash equivalents such as U.S. Government securities or other high-quality debt securities. In the event that the Fund takes such a temporary defensive position, it may not be able to achieve its investment objective during this temporary period.

Principal Investment Risks

You should be aware that an investment in the Fund involves certain risks, including, among others, the following:

•	Market Risk As with any mutual fund, investment return and principal value will fluctuate, depending on general market conditions and other factors. Market risk includes political, regulatory, economic, social and health risks (including the risks presented by the spread of infectious diseases) which can lead to increased market volatility and negative impacts on local and global financial markets, and the duration and severity of the impact of these risks on markets cannot be reasonably estimated. You may lose money if you invest in the Fund.
•	Active Management Risk The investment adviser’s judgment about the attractiveness, value or potential appreciation of the Fund’s investments may prove to be incorrect. The Fund could underperform other funds with similar objectives or investment strategies, if the Fund’s overall investment selections or strategies fail to produce the intended results.
•	Interest Rate Risk Debt securities are subject to interest rate risk because the prices of debt securities tend to move in the opposite direction of interest rates. A wide variety of factors can cause interest rates to fluctuate (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). When interest rates rise, debt securities prices fall. When interest rates fall, debt securities prices rise. Changing interest rates may have sudden and unpredictable effects in the markets and on the Fund’s investments. In general, debt securities with longer maturities are more sensitive to changes in interest rates.
•	Credit Risk The risk that the issuer of a debt security will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer’s ability to make such payments will cause the price of that security to fall. In general, lower-rated debt securities may have greater credit risk than investment grade securities.
•	Non-Investment Grade Debt (Junk Bond) Securities Risk Non-investment grade debt securities (commonly referred to as “high yield” or “junk bonds”) are more speculative and involve a greater risk of default and price change than investment grade debt securities due to the issuer’s creditworthiness. The market prices of these securities may fluctuate more than the market prices of investment grade debt securities and may decline significantly in response to adverse economic changes, issuer developments or rising interest rates.
•	Call Risk Certain debt securities may be called (redeemed) at the option of the issuer at a specified price before reaching their stated maturity date. Call risk is the risk, especially during periods of falling interest rates, that an issuer will call or repay a debt security before its maturity date, likely causing the Fund to reinvest the proceeds at a lower interest rate, and thereby decreasing the Fund’s income.
•	Debt Securities Liquidity Risk Debt securities purchased by the Fund may be illiquid at the time of purchase or may be liquid at the time of purchase but subsequently become illiquid due to, among other things, events relating to the issuer of the securities (e.g., changes to the market’s perception of the credit quality of the issuer), market events, economic conditions, investor perceptions or lack of market participants. The Fund may be unable to sell illiquid securities on short notice or only at a price below current value.

Weitz Funds – Nebraska Tax Free Income Fund

•	Municipal Securities Risk Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers, and the possibility of future tax and legislative changes which could affect the market for and value of municipal securities.
•	Nebraska State-Specific Risk Because the Fund invests primarily in Nebraska municipal securities, the Fund is more vulnerable to unfavorable economic, political or regulatory developments in Nebraska than are funds that invest in municipal securities of many states. These developments may include economic or political policy changes, tax base erosion, state limits on tax increases, budget deficits and other financial difficulties, as well as changes in the credit ratings assigned to the state’s municipal issuers. Neither the State of Nebraska nor its agencies may issue general obligation bonds secured by the full faith and credit of the State. In addition, the economy of the State is heavily agricultural and changes in the agricultural sector may adversely affect taxes and other municipal revenues.
•	No Guarantee That Income Will Remain Tax Exempt There is no guarantee that the Fund’s income will remain exempt from federal or state income taxes. Income from municipal bonds held by the Fund could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of a bond issuer.
•	Derivatives Risk Derivatives are instruments, such as futures and forward contracts, whose value is derived from that of other assets, rates or indices. The use of derivatives may carry more risk than other types of investments. Derivatives are subject to a number of risks including leverage, counterparty, liquidity, interest rate, market, credit, management and legal risks, and the risk of improper valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and in some cases the Fund could lose more than the principal amount invested.
•	Large Investor Risk Ownership of shares of the Fund may be concentrated in one or more large investors, including related persons of the investment adviser. These investors may redeem shares in substantial quantities or on a frequent basis, which may negatively impact the Fund’s performance, may increase realized capital gains, may accelerate the realization of taxable income to other shareholders and may potentially limit the use of available capital loss carryforwards or certain other losses to offset any future realized capital gains. Large investor redemption activity also may increase the Fund’s brokerage and other expenses.
•	Failure to Meet Investment Objective There can be no assurance that the Fund will meet its investment objective.

Your investment in the Fund is not a bank deposit and is not insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency.

Performance

The following chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year over the periods indicated and by showing how the Fund’s average annual total returns for the periods indicated, both before and after taxes, compared to those of two relevant securities market indexes. The Bloomberg Municipal Bond Index, the Fund’s primary comparative benchmark index, is a broad-based securities market index generally representative of the market for investment grade, U.S. dollar-denominated, tax-exempt municipal bonds. The Bloomberg 5-Year Municipal Bond Index is an additional comparative benchmark index which represents major municipal bonds of all quality ratings with an average maturity of approximately five years. All Fund performance numbers are calculated after deducting fees and expenses, and all numbers assume reinvestment of dividends. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waivers and/or reimbursements. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future both before and after taxes. Updated performance information is available at weitzinvestments.com or by calling us toll-free at 888-859-0698.

Calendar Year Total Returns

The Fund’s year-to-date return for the six months ended June 30, 2024 was -0.80%.

Weitz Funds – Nebraska Tax Free Income Fund

BEST AND WORST PERFORMING QUARTERS
(during the period shown above)
	Quarter/Year	Total Return
Best quarter	4th quarter 2023		5.58%
Worst quarter	1st quarter 2022		-3.95%

AVERAGE ANNUAL TOTAL RETURNS
(for periods ended December 31, 2023)
	1 Year	5 Year	10 Year
Return before taxes	3.78%	1.34%	1.20%
Return after taxes on distributions	3.78%	1.33%	1.20%
Return after taxes on distributions and sale of fund	3.08%	1.40%	1.31%
shares
Comparative Indexes (reflect no deduction for fees, expenses or taxes):
Bloomberg Municipal Bond Index(1)	6.40%	2.25%	3.03%
Bloomberg 5-Year Municipal Bond Index	4.31%	1.75%	1.87%

(1) In connection with new regulatory performance disclosure requirements, the Fund has changed its primary comparative benchmark index to the Bloomberg Municipal Bond Index from the Bloomberg 5-Year Municipal Index.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some instances, the return after taxes may be greater than the return before taxes because you are assumed to be able to use the capital loss on the sale of Fund shares to offset other taxable gains. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as a 401(k) account or individual retirement account (IRA).

Fund Management

Investment Adviser

Weitz Investment Management, Inc. (“Weitz Inc.”) is the investment adviser for the Fund.

Portfolio Manager

Thomas D. Carney, CFA, is primarily responsible for the day-to-day management of the Fund. Mr. Carney became the portfolio manager of the Fund in 1996.

Purchase and Sale of Fund Shares

The minimum investment required to open an account in the Fund is $2,500. The subsequent minimum investment requirement is $25.

Investors may purchase, redeem or exchange Fund shares by written request, telephone, online, or through a financial intermediary on any day the New York Stock Exchange is open for business. You may conduct transactions by mail (Weitz Funds, c/o Ultimus Fund Solutions, P.O. Box 541150, Omaha, Nebraska 68154), by telephone at 888-859-0698, or online at weitzinvestments.com. Purchases and redemptions by telephone are only permitted if you previously established this option on your account.

Tax Information

The Fund’s distributions of interest on municipal bonds generally are not subject to federal income tax; however, the Fund may distribute taxable dividends, including distributions of short-term capital gains and long-term capital gains. In addition, interest on certain bonds may be subject to the federal alternative minimum tax. To the extent that the Fund’s distributions are derived from interest on bonds that are not exempt from applicable state and local taxes, such distributions will be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a financial adviser), the Fund and/ or its investment adviser may pay the intermediary an administrative fee to compensate them for the services they provide (commonly referred to as administrative fee payments). These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

WNTFX SumPro
3112024

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